MUNIHOLDINGS
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              October 31, 1998

MUNIHOLDINGS FUND, INC.

The Benefits and Risks of Leveraging

MuniHoldings Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

                                       MuniHoldings Fund, Inc., October 31, 1998

DEAR SHAREHOLDER

For the six months ended October 31, 1998, the Common Stock of MuniHoldings Fund, Inc. earned $0.485 per share income dividends, which included earned and unpaid dividends of $0.093. This represents a net annualized yield of 5.81%, based on a month-end net asset value of $16.56 per share. Over the same period, the total investment return on the Fund's Common Stock was +6.58%, based on a change in per share net asset value from $16.00 to $16.56, and assuming reinvestment of $0.463 per share income dividends.

For the six months ended October 31, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.76% for Series A and 3.85% for Series B.

The Municipal Market Environment

During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy

During the six-month period ended October 31, 1998, we maintained the Fund's constructive strategy. Equity markets throughout the world entered a very volatile stage, triggered by the currency crisis in Asia and followed by turmoil in Russia and Latin America. We believed a continuation of equity market declines would have a negative impact on economic growth, further constraining global inflation and allowing for further declines in long-term interest rates. This proved to be true as the increase in financial market volatility caused a flight to quality into US Treasury bonds, pushing interest rates to historic lows. Our constructive strategy enabled the Fund to fully participate in the bond market rally and realize an attractive total return.

We believe that interest rates are likely to continue to trend lower in the months ahead. Global economic growth appears to be slowing substantially. Central banks throughout the world, including the US Federal Reserve Board, are trying to stimulate economic growth by easing monetary policy. However, these actions are likely to have a delayed impact. Consequently, our investment outlook will remain constructive until there are signs that the economy has started responding to the monetary stimulus.

During the six-month period ended October 31, 1998, the yield on the Fund's Auction Market Preferred Stock traded between 3.15% and 4.00%. Leverage continues to benefit the Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt rates narrow, the benefits of leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We thank you for your support of MuniHoldings Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President

/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President

/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager

December 4, 1998


                                     2 & 3

                                       MuniHoldings Fund, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                                S&P     Moody's     Face                                                                    Value
STATE                         Ratings   Ratings    Amount     Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Alabama--1.0%                 BBB-      Baa2      $ 3,250     Fairfield, Alabama, IDB, Environmental Improvement Revenue
                                                              Refunding Bonds (USX Corporation Projects), 5.45%
                                                              due 9/01/2014                                                 $ 3,260
------------------------------------------------------------------------------------------------------------------------------------
Alaska--0.8%                  A1        P1          2,600     Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                                              (Exxon Pipeline Company Project), Series A, 3.70% due
                                                              12/01/2033                                                      2,600
------------------------------------------------------------------------------------------------------------------------------------
Arizona--3.8%                 B         B2          5,000     Apache County, Arizona, IDA, PCR, Refunding (Tucson
                                                              Electric Power Co. Project), Series B, 5.875% due
                                                              3/01/2033                                                       4,978
                                                              Maricopa County, Arizona, Pollution Control Corporation,
                                                              PCR, Refunding (Arizona Public Service Company), Series A:
                              BB+       Ba1         3,500       5.75% due 11/01/2022                                          3,565
                              A1+       P1            100       VRDN, 3.70% due 5/01/2029 (j)                                   100
                              NR*       B1          3,000     Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                                              Bonds (America West Airlines Inc.), AMT, 6.30% due 4/01/2023    3,110
                              NR*       NR*         1,000     Show-Low, Arizona, Improvement District No. 5, 6.375%
                                                              due 1/01/2015                                                   1,068
------------------------------------------------------------------------------------------------------------------------------------
California--3.8%              AAA       Aaa        11,090     Anaheim, California, Public Financing Authority, Lease
                                                              Revenue Bonds (Public Improvement Projects), Sub-Series C,
                                                              5.68%** due 9/01/2028 (e)                                       2,418
                              NR*       Baa2        1,340     California Educational Facilities Authority Revenue Bonds
                                                              (Pooled College and University Projects), Series B, 6.125%
                                                              due 4/01/2013                                                   1,454
                              AAA       Aaa         7,500     San Diego, California, IDR, RITR, Series 97-1, 8.435%
                                                              due 9/01/2018 (i)                                               8,881
------------------------------------------------------------------------------------------------------------------------------------
Colorado--3.8%                NR*       Aa2         4,000     Colorado HFA, S/F Program, Revenue Bonds, AMT, Senior
                                                              Series B-2, 7% due 5/01/2026                                    4,487
                              AAA       Aaa         5,000     Denver, Colorado, City and County Airport Revenue
                                                              Refunding Bonds, Series D, 5.50% due 11/15/2025 (g)             5,279
                              AAA       Aaa         7,250     E-470 Public Highway Authority, Colorado, Revenue
                                                              Refunding Bonds, Capital Appreciation, Senior Series B,
                                                              4.99%** due 9/01/2016 (g)                                       2,994
------------------------------------------------------------------------------------------------------------------------------------
Connecticut--3.7%             B+        Ba3         5,500     Connecticut State Development Authority, PCR Refunding
                                                              (Connecticut Light & Power Company), Series A, 5.85% due
                                                              9/01/2028                                                       5,521
                              AA        Aa2         3,500     Connecticut State HFA, Housing Mortgage Finance Program,
                                                              Sub-Series D-1, 6% due 5/15/2027                                3,727
                              BBB-      Ba2         3,000     Connecticut State Health and Educational Facilities
                                                              Authority Revenue Refunding Bonds (University of Hartford),
                                                              Series D, 6.80% due 7/01/2022                                   3,187
------------------------------------------------------------------------------------------------------------------------------------
Florida--7.8%                 AAA       Aaa         5,000     Charlotte County, Florida, Health Care Facilities Revenue
                                                              Bonds (Bon Secours Health System) RIB, 7.863% due
                                                              8/26/2027 (e)(i)                                                5,738
                              AAA       Aaa         7,500     Florida State Board of Education, Public Education
                                                              (Capital Outlay), Series B, 4.50% due 6/01/2028 (g)             6,935
                              AAA       Aaa         5,000     Florida State Turnpike Authority, Turnpike Revenue Bonds,
                                                              Department of Transportation, Series A, 4.50% due
                                                              7/01/2027 (b)                                                   4,643
                              AAA       Aaa         2,000     Lee County, Florida, Hospital Board of Directors, Hospital
                                                              Revenue Bonds, INFLOS, 9.468% due 4/01/2001 (g)(h)(i)           2,348
                              AAA       Aaa        25,895     Miami--Dade County, Florida, Special Obligation Revenue
                                                              Bonds, Sub-Series B, 5.547%** due 10/01/2029 (g)                4,962
                              NR*       NR*         1,625     North Springs, Florida, Improvement District, Special
                                                              Assessment Revenue Bonds (Parkland Isles Project),
                                                              Series B, 6.25% due 5/01/2005                                   1,670
------------------------------------------------------------------------------------------------------------------------------------
Illinois--6.4%                NR*       NR*           945     Beardstown, Illinois, IDR (Jefferson Smurfit Corp.
                                                              Project), 8% due 10/01/2016                                     1,095
                              AAA       Aaa         2,500     Chicago, Illinois, Board of Education, Chicago School
                                                              Reform, GO, UT, Series A, 5.25% due 12/01/2022 (a)              2,534
                              AAA       Aaa         3,230     Illinois Development Finance Authority, PCR, Refunding
                                                              (Illinois Power Company Project), Series B, 5.40% due
                                                              3/01/2028 (g)                                                   3,293
                              BBB       NR*         5,000     Illinois Development Finance Authority, Revenue Refunding
                                                              Bonds (Community Rehab Providers), Series A, 6.05% due
                                                              7/01/2019                                                       5,248
                                                              Illinois Health Facilities Authority, Revenue Bonds,
                                                              Series A:
                              AAA       Aaa         1,050       (Highland Park Hospital Project), 5.75% due
                                                                10/01/2026 (g)                                                1,123
                              AAA       Aaa         1,710       Refunding (Advocate Healthcare), 5.875% due
                                                                8/15/2022 (g)                                                 1,845
                              A         A3          2,880       Refunding (Riverside Health System), 6% due
                                                                11/15/2015                                                    3,110
                              NR*       NR*         3,000     Round Lake Beach, Illinois, Tax Increment Revenue
                                                              Refunding Bonds, 7.50% due 12/01/2013                           3,289
------------------------------------------------------------------------------------------------------------------------------------
Indiana--2.3%                 NR*       NR*         8,985     Allen County, Indiana, Redevelopment District Tax
                                                              Increment Revenue Bonds, Capital Appreciation (General
                                                              Motors Development Area), 7%** due 11/15/2013                   3,611
                              NR*       Aaa         3,930     Indiana State Housing Finance Authority, S/F Mortgage
                                                              Revenue Bonds, Series A-1, 6.25% due 1/01/2017 (c)              4,201
------------------------------------------------------------------------------------------------------------------------------------
Kentucky--1.0%                NR*       NR*         3,150     Perry County, Kentucky, Solid Waste Disposal Revenue
                                                              Bonds (TJ International Project), AMT, 6.55% due 4/15/2027      3,474
------------------------------------------------------------------------------------------------------------------------------------
Maryland--1.4%                NR*       NR*         4,550     Maryland State Energy Financing Administration, Limited
                                                              Obligation Revenue Bonds (Cogeneration-AES Warrior Run),
                                                              AMT, 7.40% due 9/01/2019                                        4,727
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts--2.5%           AAA       Aaa         1,000     Massachusetts State, HFA, Housing Revenue Bonds (Rental
                                                              Mortgage), AMT, Series B, 6.40% due 7/01/2038 (a)               1,089
                              AAA       Aaa         7,000     Massachusetts State, HFA, RITR, 7.07% due
                                                              12/01/2028 (g)(i)                                               7,351
------------------------------------------------------------------------------------------------------------------------------------
Michigan--1.5%                BB-       NR*         2,880     Detroit, Michigan, Local Development Finance Authority,
                                                              Sub-Tax Increment, Series A, 5.50% due 5/01/2021                2,840
                              AAA       Aaa         2,040     Michigan State, HDA, Rental Housing, Revenue Refunding
                                                              Bonds, Series A, 5.875% due 10/01/2017 (a)                      2,147
------------------------------------------------------------------------------------------------------------------------------------
Mississippi--3.0%             BBB-      Ba1         7,675     Claiborne County, Mississippi, PCR, Refunding (System
                                                              Energy Resources Inc. Project), 6.20% due 2/01/2026             7,900
                              NR*       NR*         2,375     Mississippi Development Bank, Special Obligation Revenue
                                                              Refunding Bonds (Diamond Lakes Utilities), Series A, 6.25%
                                                              due 12/01/2017                                                  2,448
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
INFLOS    Inverse Floating Rate Municipal Bonds
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes


                                      4 & 5

                                       MuniHoldings Fund, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                                S&P     Moody's     Face                                                                    Value
STATE                         Ratings   Ratings    Amount     Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Missouri--0.2%                NR*       NR*        $  590     Missouri State Health and Educational Facilities
                                                              Authority Revenue Bonds (Southwest Baptist University
                                                              Project), 9.50% due 10/01/2001 (k)                            $   633
------------------------------------------------------------------------------------------------------------------------------------
Nebraska--0.6%                AAA       NR*         1,980     Nebraska Investment Finance Authority, S/F Housing
                                                              Revenue Bonds, AMT, Series C, 6.30% due 9/01/2028 (d)           2,135
------------------------------------------------------------------------------------------------------------------------------------
Nevada--4.2%                                                  Nevada Housing Division Revenue Bonds, S/F Mortgage:
                              NR*       Aaa         4,310       AMT, Series B-1, 6.05% due 10/01/2018                         4,573
                              NR*       Aaa         2,790       AMT, Series B-1, 6.15% due 4/01/2029                          2,960
                              NR*       Aaa         1,890       AMT, Series D-2, 6.35% due 4/01/2028                          2,021
                              NR*       Aaa         4,315       Senior Series D-1, 6.15% due 10/01/2017                       4,617
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire--3.1%           NR*       Aaa         5,000     New Hampshire, Higher Educational and Health Facilities
                                                              Authority Revenue Bonds (Dartmouth Educational Loan),
                                                              AMT, Series A, 5.55% due 6/01/2023                              5,111
                              NR*       Aa3         4,950     New Hampshire State Housing Finance Authority, S/F
                                                              Mortgage Acquisition, Revenue Bonds, AMT, Series G, 6.30%
                                                              due 1/01/2026                                                   5,262
------------------------------------------------------------------------------------------------------------------------------------
New Jersey--1.1%              BBB       Baa2        3,425     New Jersey Health Care Facilities Financing Authority,
                                                              Revenue Refunding Bonds (Saint Elizabeth Hospital
                                                              Obligation Group), 6% due 7/01/2020                             3,631
------------------------------------------------------------------------------------------------------------------------------------
New Mexico--4.9%                                              Farmington, New Mexico, PCR, Refunding:
                              A1        P1+           500       (Arizona Public Service Co.), VRDN, Series B, 3.70%
                                                                due 9/01/2024 (j)                                               500
                              BB+       Ba1         2,000       (Public Service Company--San Juan Project), Series A,
                                                                6.30% due 12/01/2016                                          2,136
                              BB+       Ba1         2,500       (Public Service Company--San Juan Project), Series B,
                                                                6.30% due 12/01/2016                                          2,689
                              AA+       Ba1         7,750       (Public Service Company), Series C, 5.80% due
                                                                4/01/2022                                                     7,885
                              AAA       Aaa         1,000     Los Alamos County, New Mexico, Utility System, Revenue
                                                              Refunding Bonds, Series A, 6% due 7/01/2015 (e)                 1,090
                              AAA       NR*         2,000     New Mexico Mortgage Finance Authority (S/F Mortgage
                                                              Program), AMT, Series B-2, 6.30% due 7/01/2028 (d)              2,143
------------------------------------------------------------------------------------------------------------------------------------
New York--14.7%                                               New York City, New York, GO, UT:
                              A-        A3         10,000       Refunding Bonds, Series F, 6% due 8/01/2016                  10,859
                              A-        A3          5,000       Refunding Bonds, Series G, 5.25% due 8/01/2016                5,093
                              A-        A3          7,035       Series E, 6% due 8/01/2016                                    7,639
                                                              New York City, New York, Municipal Water Finance
                                                              Authority, Water and Sewer System Revenue Bonds, RITR (i):
                              AAA       Aaa         1,065       7.745% due 6/15/2026 (g)                                      1,223
                              AAA       Aaa         6,000       Series 11, 8.02% due 6/15/2026 (e)                            7,019
                              A-        A3         13,145     New York State Dormitory Authority, Revenue Refunding
                                                              Bonds (Mental Health Service Facilities), Series B, 5.50%
                                                              due 8/15/2017                                                  13,711
                              AAA       Aaa         4,000     New York State Urban Development Corp., Revenue Refunding
                                                              Bonds (Correctional Capital Project), Series A, 5.25%
                                                              due 1/01/2021 (e)                                               4,062
------------------------------------------------------------------------------------------------------------------------------------
Ohio--3.2%                    AAA       Aaa         4,000     Cleveland, Ohio, COP (Cleveland Stadium Project), 5.25%
                                                              due 11/15/2022 (a)                                              4,067
                              AAA       Aaa         5,000     Ohio State, HFA Mortgage Revenue Bonds, RITR, AMT,
                                                              Series 15, 6.82% due 9/01/2019 (e)(f)(i)                        5,170
                              NR*       NR*         1,500     Ohio State Water Development Authority, Solid Waste
                                                              Disposal Revenue Bonds (Bay Shore Power Project), AMT,
                                                              Series A, 5.875% due 9/01/2020                                  1,513
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma--2.0%                BB+       NR*           985     Blaine County, Oklahoma, Industrial Authority, IDR
                                                              (US Gypsum Co. Project), 7.25% due 10/01/2010                   1,102
                              BBB-      Baa1        5,400     Tulsa, Oklahoma, Municipal Airport Trust, Revenue
                                                              Refunding Bonds (American Airlines Project), 6.25%
                                                              due 6/01/2020                                                   5,758
------------------------------------------------------------------------------------------------------------------------------------
Oregon--0.4%                  NR*       NR*         1,300     Western Generation Agency, Oregon, Cogeneration Project
                                                              Revenue Bonds (Wauna Cogeneration Project), AMT, Series B,
                                                              7.40% due 1/01/2016                                             1,427
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--4.4%                                            Beaver County, Pennsylvania, IDA, PCR, Refunding
                                                              (Cleveland Electric Project):
                              BB+       Ba1         1,600       7.625% due 5/01/2025                                          1,809
                              BB+       Ba1         1,500       Series A, 7.75% due 7/15/2025                                 1,710
                              NR*       NR*         1,000     Lehigh County, Pennsylvania, General Purpose Authority,
                                                              Revenue Refunding Bonds (Kidspeace Obligation Group), 6%
                                                              due 11/01/2018                                                  1,007
                              NR*       NR*         4,970     Pennsylvania State Higher Educational Facilities Authority,
                                                              College and University Revenue Bonds (Eastern College),
                                                              Series B, 8% due 10/15/2025                                     5,962
                              NR*       NR*         4,000     Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                                              (Commercial Development--Days Inn), Series B, 6.50% due
                                                              10/01/2027                                                      4,323
------------------------------------------------------------------------------------------------------------------------------------
Tennessee--6.0%                                               Hardeman County, Tennessee, Correctional Facilities
                                                              Corporation Revenue Bonds:
                              NR*       NR*           680       7% due 8/01/2004                                                736
                              NR*       NR*         4,500       7.75% due 8/01/2017                                           5,074
                              NR*       Aa2         3,400     Tennessee Educational Loan Revenue Bonds (Educational
                                                              Funding South Inc.), AMT, Senior Series B, 6.20% due
                                                              12/01/2021                                                      3,649
                              AA        Aa2         5,660     Tennessee Housing Development Agency (Homeowners Program),
                                                              AMT, Series 3, 6% due 1/01/2028                                 5,993
                              A+        A1          4,750     Tennessee Housing Development Agency, Mortgage Finance
                                                              Revenue Refunding Bonds, Series A, 5.95% due 7/01/2028          4,943
------------------------------------------------------------------------------------------------------------------------------------
Texas--6.5%                   NR*       Aaa         4,000     Harris County, Texas, Health Facilities Development Corp.,
                                                              Hospital Revenue Bonds, RITR, Series 12, 9.02% due
                                                              10/01/2004 (g)(h)(i)                                            5,072
                              BB        Ba1         5,000     Houston, Texas, Airport System Revenue Bonds (Special
                                                              Facilities--Continental Airline Terminal Improvement),
                                                              AMT, Series B, 6.125% due 7/15/2017                             5,144
                              BB-       Ba1         3,500     Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                              Semiconductor), AMT, 6.375% due 4/01/2027                       3,636
                              AAA       NR*         1,825     Lubbock, Texas, Housing Finance Corporation, Revenue
                                                              Refunding Bonds (Mortgage Backed Securities Program),
                                                              S/F, Series A, 6.125% due 12/01/2017 (f)                        1,956
                              AAA       Aaa         5,000     Odessa, Texas, Junior College District, Revenue Refunding
                                                              Bonds, Series A, 8.125% due 6/01/2005 (h)                       6,214
------------------------------------------------------------------------------------------------------------------------------------
Utah--3.3%                    AA        Aa2         7,200     Salt Lake City, Utah, Hospital Revenue Refunding Bonds
                                                              (IHC Hospitals Inc.), 6.25% due 2/15/2023                       7,848
                              NR*       NR*         3,000     Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                                              AMT, Series A, 7.55% due 7/01/2027                              3,331
------------------------------------------------------------------------------------------------------------------------------------


                                     6 & 7

                                       MuniHoldings Fund, Inc., October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                                S&P     Moody's     Face                                                                    Value
STATE                         Ratings   Ratings    Amount     Issue                                                       (Note 1a)
------------------------------------------------------------------------------------------------------------------------------------
Virginia--0.5%                                                Pocahontas Parkway Associates, Virginia, Toll Road
                                                              Revenue Bonds, First Tier, Sub-Series C:
                              NR*       Ba1       $ 5,600       6.25%** due 8/15/2028                                       $   896
                              NR*       Ba1         5,700       6.25%** due 8/15/2029                                           858
------------------------------------------------------------------------------------------------------------------------------------
Washington--1.6%                                              Washington State Public Power Supply System, Revenue
                                                              Refunding Bonds (Nuclear Project Number 1), Series A (g):
                              AAA       Aaa           620       6.25% due 7/01/2002 (h)                                         684
                              AAA       Aaa         4,380       6.25% due 7/01/2017                                           4,781
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin--0.9%               AA        Aa2         2,800     Wisconsin Housing and Economic Development Authority, Home
                                                              Ownership Revenue Refunding Bonds, AMT, Series B, 6.25%
                                                              due 9/01/2027                                                   2,998
------------------------------------------------------------------------------------------------------------------------------------
                              Total Investments (Cost--$320,710)--100.4%                                                    338,903

                              Liabilities in Excess of Other Assets--(0.4%)                                                  (1,412)
                                                                                                                           --------
                              Net Assets--100.0%                                                                           $337,491
                                                                                                                           ========
------------------------------------------------------------------------------------------------------------------------------------

                              (a) AMBAC Insured.
                              (b) FGIC Insured.
                              (c) FHA Insured.
                              (d) FNMA/GNMA Collateralized.
                              (e) FSA Insured.
                              (f) GNMA Collateralized.
                              (g) MBIA Insured.
                              (h) Prerefunded.
                              (i) The interest rate is subject to change
                                  periodically and inversely based upon
                                  prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
                              (j) The interest rate is subject to change
                                  periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
                              (k) Escrowed to maturity.
                              *   Not Rated.
                              ** Represents a zero coupon bond; the interest rate shown is the effective yield at time of purchase by the Fund.

                              See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa .............................................................      37.3%
AA/Aa ...............................................................      14.4
A/A .................................................................      11.1
BBB/Baa .............................................................       9.3
BB/Ba ...............................................................      11.5
B/B .................................................................       2.4
NR (Not Rated) ......................................................      13.4
Other+ ..............................................................       1.0
--------------------------------------------------------------------------------

+ Temporary investments in short-term securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of October 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Assets:        Investments, at value (identified cost--$320,710,430) (Note 1a) .......................                 $338,903,281
               Cash ..................................................................................                      463,981
               Receivables:
                 Interest ............................................................................  $  4,920,363
                 Securities sold .....................................................................       463,378      5,383,741
                                                                                                         -----------
               Prepaid expenses ......................................................................                       16,173
                                                                                                                       ------------
               Total assets ..........................................................................                  344,767,176
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:   Payables:
                 Securities purchased ................................................................     6,960,562
                 Investment adviser (Note 2) .........................................................       163,666      7,124,228
                                                                                                         -----------
               Accrued expenses and other liabilities ................................................                      152,184
                                                                                                                       ------------
               Total liabilities .....................................................................                    7,276,412
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:    Net assets ............................................................................                 $337,490,764
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------
Capital:       Capital Stock (200,000,000 shares authorized) (Note 4):
                 Preferred Stock, par value $.10 per share (4,400 shares of AMPS* issued
                 and outstanding at $25,000 per share liquidation preference) ........................                 $110,000,000
                 Common Stock, par value $.10 per share (13,734,417 shares issued and outstanding) ...  $  1,373,442
               Paid-in capital in excess of par ......................................................   203,222,506
               Undistributed investment income--net ..................................................     1,616,962
               Undistributed realized capital gains on investments--net ..............................     3,085,003
               Unrealized appreciation on investments--net ...........................................    18,192,851
                                                                                                        ------------
               Total--Equivalent to $16.56 net asset value per share of Common Stock
               (market price--$16.625) ...............................................................                  227,490,764
                                                                                                                       ------------
               Total capital .........................................................................                 $337,490,764
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

               * Auction Market Preferred Stock.

               See Notes to Financial Statements.


                                     8 & 9

                                       MuniHoldings Fund, Inc., October 31, 1998

STATEMENT OF OPERATIONS

                    For the Six Months Ended October 31, 1998
-------------------------------------------------------------------------------------------------------------------------------
Investment          Interest and amortization of premium and discount earned ....................                   $ 9,760,270
Income (Note 1d):
-------------------------------------------------------------------------------------------------------------------------------
Expenses:           Investment advisory fees (Note 2) ...........................................     $  935,977
                    Commission fees (Note 4) ....................................................        152,158
                    Professional fees ...........................................................         44,037
                    Accounting services (Note 2) ................................................         34,644
                    Listing fees ................................................................         22,042
                    Transfer agent fees .........................................................         17,823
                    Printing and shareholder reports ............................................         15,184
                    Custodian fees ..............................................................         12,994
                    Directors' fees and expenses ................................................         12,533
                    Pricing fees ................................................................          8,861
                                                                                                      ----------
                    Total expenses ..............................................................                     1,256,253
                                                                                                                   ------------
                    Investment income--net ......................................................                     8,504,017
                                                                                                                   ------------
-------------------------------------------------------------------------------------------------------------------------------
Realized            Realized gain on investments--net ...........................................                       879,522
Unrealized Gain on  Change in unrealized appreciation on investments--net .......................                     6,778,395
Investements--Net                                                                                                  ------------
(Notes 1b, 1d & 3)  Net Increase in Net Assets Resulting from Operations ........................                  $ 16,161,934
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Six    For the Period
                                                                                                     Months Ended    May 2, 1997+ to
                   Increase (Decrease) in Net Assets:                                                Oct. 31, 1998   April 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
Operations:        Investment income--net ........................................................   $   8,504,017    $  16,657,361
                   Realized gain on investments--net .............................................         879,522        2,728,135
                   Change in unrealized appreciation on investments--net .........................       6,778,395       11,414,456
                                                                                                     -------------    -------------
                   Net increase in net assets resulting from operations ..........................      16,161,934       30,799,952
                                                                                                     -------------    -------------
------------------------------------------------------------------------------------------------------------------------------------
Dividends &        Investment income--net:
Distributions to     Common Stock ................................................................      (6,359,089)     (12,011,191)
Shareholders         Preferred Stock .............................................................      (1,596,584)      (3,577,552)
(Note 1f):         Realized gain on investments--net:
                     Preferred Stock .............................................................        (522,654)              --
                                                                                                     -------------    -------------
                   Net decrease in net assets resulting from dividends and distributions to
                   shareholders ..................................................................      (8,478,327)     (15,588,743)
                                                                                                     -------------    -------------
------------------------------------------------------------------------------------------------------------------------------------
Capital Stock      Net proceeds from issuance of Common Stock ....................................          89,945      205,834,830
Transactions       Proceeds from issuance of Preferred Stock .....................................              --      110,000,000
(Notes 1e & 4):    Offering and underwriting costs resulting from the issuance of Common Stock ...              --         (396,392)
                   Offering and underwriting costs resulting from the issuance of Preferred
                   Stock .........................................................................              --       (1,032,440)
                                                                                                     -------------    -------------
                   Net increase in net assets derived from capital stock transactions ............          89,945      314,405,998
                                                                                                     -------------    -------------
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:        Total increase in net assets ..................................................       7,773,552      329,617,207
                   Beginning of period ...........................................................     329,717,212          100,005
                                                                                                     -------------    -------------
                   End of period* ................................................................   $ 337,490,764    $ 329,717,212
                                                                                                     =============    =============
------------------------------------------------------------------------------------------------------------------------------------
                   *Undistributed investment income--net .........................................   $   1,616,962    $   1,068,618
                                                                                                     =============    =============
------------------------------------------------------------------------------------------------------------------------------------

                   + Commencement of operations.

                   See Notes to Financial Statements.


                                    10 & 11

                                       MuniHoldings Fund, Inc., October 31, 1998

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                        For the Six        For the Period
                                                                                       Months Ended       May 2, 1997+ to
                     Increase (Decrease) in Net Asset Value:                           Oct. 31, 1998      April 30, 1998
-------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...........................   $      16.00       $      15.00
Operating                                                                               ------------       ------------
Performance:         Investment income--net .........................................            .62               1.21
                     Realized and unrealized gain on investments--net ...............            .56               1.03
                                                                                        ------------       ------------
                     Total from investment operations ...............................           1.18               2.24
                                                                                        ------------       ------------
                     Less dividends to Common Stock shareholders:
                       Investment income--net .......................................           (.46)              (.87)
                                                                                        ------------       ------------
                     Capital charge resulting from issuance of Common Stock .........             --               (.03)
                                                                                        ------------       ------------
                     Effect of Preferred Stock activity:++
                       Dividends to Preferred Stock shareholders:
                         Investment income--net .....................................           (.12)              (.26)
                         Realized gain on investments--net ..........................           (.04)                --
                       Capital charge resulting from issuance of Preferred Stock ....             --               (.08)
                                                                                        ------------       ------------
                     Total effect of Preferred Stock activity .......................           (.16)              (.34)
                                                                                        ------------       ------------
                     Net asset value, end of period .................................   $      16.56       $      16.00
                                                                                        ============       ============
                     Market price per share, end of period ..........................   $     16.625       $      14.75
                                                                                        ============       ============
-------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ................................          16.07%+++           4.01%+++
Return:**                                                                               ============       ============
                     Based on net asset value per share .............................           6.58%+++          12.83%+++
                                                                                        ============       ============
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement .................................            .74%*              .58%*
Net Assets:***                                                                          ============       ============
                     Expenses .......................................................            .74%*              .72%*
                                                                                        ============       ============
                     Investment income--net .........................................           5.00%*             5.31%*
                                                                                        ============       ============
-------------------------------------------------------------------------------------------------------------------------
Supplemental Data:   Net assets, net of Preferred Stock, end of period (in thousands)   $    227,491       $    219,717
                                                                                        ============       ============
                     Preferred Stock outstanding, end of period (in thousands) ......   $    110,000       $    110,000
                                                                                        ============       ============
                     Portfolio turnover .............................................          17.97%            106.16%
                                                                                        ============       ============
-------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ......................................   $      3,068       $      2,997
                                                                                        ============       ============
-------------------------------------------------------------------------------------------------------------------------
Dividends Per        Series A--Investment income--net ...............................   $        370       $        810
Share on Preferred                                                                      ============       ============
Stock Outstanding:   Series B--Investment income--net ...............................   $        356       $        816
                                                                                        ============       ============
-------------------------------------------------------------------------------------------------------------------------

                     *   Annualized.
                     **  Total investment returns based on market value, which
                         can be significantly greater or lesser than the net
                         asset value, may result in substantially different
                         returns. Total investment returns exclude the effects
                         of sales loads.
                     *** Do not reflect the effect of dividends to Preferred
                         Stock shareholders.
                     +   Commencement of operations.
                     ++ The Fund's Preferred Stock was issued on June 5, 1997. +++ Aggregate total investment return.

                     See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the


                                    12 & 13

                                       MuniHoldings Fund, Inc., October 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agree-ment with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 1998 were $64,767,257 and $58,440,622, respectively.

Net realized gains for the six months October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                                    Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ..................         $   879,522         $18,192,851
                                                 -----------         -----------
Total ..................................         $   879,522         $18,192,851
                                                 ===========         ===========
--------------------------------------------------------------------------------

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $18,192,851, of which $18,571,865 related to appreciated securities and $379,014 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $320,710,430.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended October 31, 1998 increased by 5,428 as a result of shares sold and during the period May 2, 1997 to April 30, 1998 increased by 13,722,322 as a result of shares sold.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1998 were as follows: Series A, 3.23% and Series B, 3.23%.

Shares issued and outstanding during the six months ended October 31, 1998 remained constant and during the period May 2, 1997 to April 30, 1998 shares increased by 4,400 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $126,642 as commissions.

5. Subsequent Event:

On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.093039 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


                                    14 & 15

Officers and Directors

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
John M. Loffredo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank &Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MHD

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        #HOLD01--10/98

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